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                                                                  EXHIBIT 10.175



September 7, 1999




Mr. Jon Joseph
Preferred Equities Corporation
4310 Paradise Road
Las Vegas, Nevada  89109-6597


        Re: Second Amendment to Forbearance Agreement and Amendment No.7 to Second Amended and Restated Consolidated Loan and Security Agreement (the "Agreement") dated as December 23, 1998, by and between Preferred Equities Corporation ("PEC") and FINOVA Capital Corporation ("FINOVA")


Dear Mr. Joseph:

        The purpose of this letter is to confirm certain understandings and additional agreements that PEC and FINOVA have reached concerning the Agreement. Terms used in this letter which are defined in the Agreement shall have the same meaning and definition when used in this Letter.

        Notwithstanding contrary provisions that may be contained in the Documents FINOVA has agreed to extend the Maturity Date of the Additional Advance Note to October 1, 1999.

        The terms of the Documents, as specifically supplemented by this letter, remain in full force and effect. All provisions of the documents, including without limitation, the time is of the essence provisions are hereby reiterated, and if ever waived, reinstated.

        Should the foregoing accurately reflect our agreements on the matters set forth herein, please acknowledge your agreement to the same by signing the enclosed copy of this letter and returning the same to the undersigned. It is agreed that in the event of a conflict or inconsistency between the provisions of this letter and the Agreement, this letter shall, as to the matters specifically addressed herein, govern and control. It is acknowledged and agreed that a default by the Borrower under this letter shall be an Event of Default.


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Mr. Jon Joseph
September 7, 1999
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                                        FINOVA Capital Corporation,
                                        a Delaware corporation


                                        By: _____________________________
                                        Its: ____________________________

The foregoing has been seen and agreed to this___day of September 1999.

Preferred Equities Corporation


By:____________________________
Its: __________________________

The undersigned, the Guarantor of the Borrower, hereby acknowledges receipt of the foregoing and consents to the same, this___ day of September, 1999.


MEGO Financial Corp.


By:____________________________
   Its: _______________________